OPPENHEIMER ENTERPRISE FUND
Supplement dated January 5, 1996 to the
Prospectus dated November 7, 1995

For Use by Residents of the State of Maryland


The Prospectus is amended as follows:

1. The first paragraph under the caption "Derivative Investments" on page 10 is deleted and replaced with the following:

    The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to attempt to seek increased total return. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future index, currency or commodity. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging" below) may be considered "derivative investments." The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.


January 5, 1996                                     PS0885.501